UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 30, 2023

Concord Acquisition Corp III
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-41013 (Commission File Number)	86-2171699 (I.R.S. Employer Identification No.)
477 Madison Avenue New York, NY (Address of principal executive offices)	10022 (Zip Code)

(212) 883-4330 (Registrant’s telephone number, including area code) Not Applicable (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A Common Stock and one-half of one Warrant	CNDB.U	The New York Stock Exchange
Class A Common Stock, par value $0.0001 per share	CNDB	The New York Stock Exchange
Warrants, each whole warrant exercisable for one share of Class A Common Stock at an exercise price of $11.50	CNDB.WS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01.	Regulation FD Disclosure.

As previously disclosed, Concord Acquisition Corp III (the “Company”) has called a special meeting of stockholders (the “Special Meeting”) to approve, among other things, an amendment to the Company’s amended and restated certificate of incorporation (as amended, the “Charter”) to further extend the date by which the Company has to consummate an initial business combination to August 8, 2024 or such earlier date as may be determined by the Company’s board of directors (the “Charter Amendment Proposal”).

The Company intends to enter into non-redemption agreements (the “Non-Redemption Agreements”) with certain stockholders of the Company which will provide for, upon closing of an initial business combination, (i) the allocation to each such stockholder of a number of shares of Class A Common Stock to be set forth in an exhibit to the Non-Redemption Agreement (the “Promote Shares”) and (ii) the surrender and forfeiture to the Company for no consideration by Concord Sponsor Group III LLC (the “Sponsor”) of a number of shares of Class B common stock (and any shares of Class A common stock that may be issued upon the conversion thereof) equal to the number of Promote Shares, in exchange for such stockholders agreeing to hold and not redeem certain public shares in connection with the Special Meeting (the “Investor Shares”).

If the Charter Amendment Proposal is approved at the Special Meeting, the Sponsor has agreed, and the Company expects that the other holders of shares of Class B common stock will agree, to convert an aggregate of 8,625,000 of their shares of Class B common stock into Class A common stock in accordance with the Charter, upon the implementation of the Charter amendment (the “Class B Conversion”). The Class B Conversion would be effected prior to the redemption of any public shares in connection with the implementation of the Charter amendment and would result in an additional 8,625,000 shares of Class A common stock outstanding. Notwithstanding the Class B Conversion, the Sponsor, CA2 Co-Investment, LLC and the independent directors of the Company, will not be entitled to receive any funds held in the trust account with respect to any shares of Class A common stock issued to such holders as a result of the Class B Conversion.

The Non-Redemption Agreements are not expected to increase the likelihood that the Charter Amendment Proposal is approved by stockholders but is expected to increase the amount of funds that remain in the Company’s trust account following the Special Meeting.

NO ASSURANCES ARE MADE THAT A NON-REDEMPTION INCENTIVE OF ANY KIND WILL BE OFFERED AND THE ACTUAL TERMS OF ANY NON-REDEMPTION AGREEMENT MAY DIFFER MATERIALLY FROM THE TERMS DESCRIBED HEREIN.

The foregoing description of the form of Non-Redemption Agreement does not purport to be complete and is qualified in its entirety by reference to the form of Non-Redemption Agreement filed hereto as Exhibit 10.1 and incorporated herein by reference.

Forward-Looking Statements

This Current Report on Form 8-K (the “Report”) includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, as amended. Certain of these forward-looking statements can be identified by the use of words such as “believes,” “expects,” “intends,” “plans,” “estimates,” “assumes,” “may,” “should,” “will,” “seeks,” or other similar expressions. Such statements may include, but are not limited to, statements regarding the Company’s expectations regarding the entry into Non-Redemption Agreements and the Class B Conversion. Forward-looking statements are statements that are not historical facts. Such forward-looking statements are subject to risks and uncertainties, which could cause actual results to differ from the forward-looking statements. Factors that may cause such differences include, without limitation, stockholder approval of the proposals at the Special Meeting, the Company’s inability to complete an initial business combination within the required time period, the Company’s inability to enter into the Non-Redemption Agreements, the Sponsor’s inability to effect the Conversion, the amount of funds that may be available in the Company’s trust account following the extension, if the Charter Amendment Proposal is approved, and other risks and uncertainties indicated from time to time in filings with the Securities and Exchange Commission (“SEC”), including the definitive proxy statement with respect to the Special Meeting filed by the Company on October 13, 2023 (the “Definitive Proxy Statement”) and the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022, in each case under the heading “Risk Factors,” and other documents the Company has filed, or will file, with the SEC. Readers are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made. The Company expressly disclaims any obligations or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in the Company’s expectations with respect thereto or any change in events, conditions or circumstances on which any statement is based.

Participants in the Solicitation

The Company and its directors, executive officers and other members of management, under SEC rules, may be deemed to be participants in the solicitation of proxies from the stockholders of the Company in favor of the approval of the Charter Amendment Proposal. Investors and security holders may obtain more detailed information regarding the names, affiliations and interests of the Company’s directors and executive officers in the Definitive Proxy Statement, which may be obtained free of charge from the sources indicated below.

No Offer or Solicitation

This Report shall not constitute a solicitation of a proxy, consent or authorization with respect to any securities. This Report shall also not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act or an exemption therefrom.

Additional Information and Where to Find It

The Company urges investors, stockholders and other interested persons to read the Definitive Proxy Statement as well as other documents filed by the Company with the SEC, because these documents will contain important information about the Company and the Charter Amendment Proposal. Stockholders may obtain copies of the Definitive Proxy Statement, without charge, at the SEC’s website at www.sec.gov or by directing a request to the Company’s proxy solicitor, Morrow Sodali LLC, at 333 Ludlow Street, 5th Floor, South Tower, Stamford, Connecticut 06902, CND.info@investor.morrowsodali.com.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
10.1	Form of Non-Redemption Agreement
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONCORD ACQUISITION CORP IIi

By:	/s/ Jeff Tuder
Name: Jeff Tuder
Title: Chief Executive Officer

Date: October 30, 2023